Significant Events	12 Months Ended
Dec. 31, 2018
Significant Events [Abstract]
Significant Events
Significant Events
A. Transition to Clean Power in Alberta
I. Alberta Renewable Energy Program Project - Windrise
In the fourth quarter of 2018, TransAlta's 207 MW Windrise wind project was selected by the Alberta Electric System Operator ("AESO") as one of the three successful projects in the third round of the Renewable Electricity Program. The Windrise facility, which is in the county of Willow Creek, is underpinned by a 20-year Renewable Electricity Support Agreement with the AESO. The project is expected to cost approximately $270 million and is targeted to reach commercial operation during the second quarter of 2021.

II. Gas Supply for Coal-to-Gas Conversions
On Dec. 17, 2018, the Corporation exercised its option to acquire 50 percent ownership in the Pioneer gas pipeline ("Pioneer Pipeline"). Tidewater Midstream and Infrastructure Ltd. ("Tidewater") will construct and operate the 120 km natural gas pipeline, which will have an initial throughput of 130 MMcf/d with the potential to expand to approximately 440 MMcf/d. The Pioneer Pipeline will allow TransAlta to increase the amount of natural gas it co-fires at its Sundance and Keephills coal-fired units, resulting in lower carbon emissions and costs. As well, the Pioneer Pipeline will provide a significant amount of the gas required for the full conversion of the coal units to natural gas. The investment for TransAlta will amount to approximately $90 million. Construction of the pipeline commenced in November 2018 and the Pioneer Pipeline is expected to be fully operational by the second half of 2019. TransAlta’s investment is subject to final regulatory approvals, which are expected to be received in the first half of 2019.

The decision to work with Tidewater advances the time frame for the construction of the Pioneer Pipeline and permits the acceleration of plant conversions. TransAlta remains of the view that having at least two pipelines supplying natural gas would reduce operational risks and continues to advance discussions with other parties to construct additional pipelines to meet the remaining gas supply requirements for the facilities.

III. Sundance and Keephills Units 1 and 2 Coal-to-Gas Conversion Strategy
On Dec. 6, 2017, the Corporation updated its strategy to accelerate its transition to gas and renewables generation. During 2018, the Corporation mothballed and retired the following Sundance Units:

▪	retired Sundance Unit 1 on Jan. 1, 2018;

▪	retired Sundance Unit 2 on July 31, 2018;

▪	temporarily mothballed Sundance Unit 3 on April 1, 2018, for a period of up to two years; and

▪	temporarily mothballed Sundance Unit 5 on April 1, 2018, for a period of up to one year, which has now been extended to two years.

TransAlta is no longer planning to temporarily mothball Sundance Unit 4 and will perform maintenance during the first half of 2019.

On December 18, 2018, the federal government published the Regulations Limiting Carbon Dioxide Emissions from Natural Gas-fired Generation of Electricity. The regulations provide rules for new gas-fired electricity facilities, as well as specific provisions for coal-to-gas conversions. In addition to extending their operating lives, the benefits of converting units to gas generation include: significantly lowering carbon emissions and costs; significantly lowering operating and sustaining capital costs; and increasing operating flexibility. TransAlta expects to convert some or all of its Sundance Units 3 to 6 and Keephills Units 1 to 3 in the 2020 to 2023 period.

IV. Sundance Units 1 and 2
Canadian federal regulations stipulate that all coal plants built before 1975 must cease to operate on coal by the end of 2019, which includes Sundance Units 1 and 2. Given that Sundance Unit 1 was shut down two years early, the federal Minister of Environment & Climate Change agreed to extend the life of Sundance Unit 2 from 2019 to 2021. This provided the Corporation with the flexibility to respond to the regulatory environment for coal-to-gas conversions and the new upcoming Alberta capacity market. However, in July 2018, TransAlta retired Sundance Unit 2. This decision was driven largely by Sundance Unit 2's age, size and short useful life relative to other units, and the capital requirements needed to return the unit to service.

Sundance Units 1 and 2 collectively made up 560 MW of the 2,141 MW capacity of the Sundance power plant, which serves as a baseload provider for the Alberta electricity system. The PPA with the Balancing Pool relating to Sundance Units 1 and 2 expired on Dec. 31, 2017.

In the third quarter of 2018, the Corporation recognized an impairment charge of $38 million ($28 million after-tax) relating to the retirement of Sundance Unit 2. During the second quarter of 2017, the Corporation recognized an impairment charge on Sundance Unit 1 of $20 million ($15 million after-tax) due to the Corporation’s decision to early retire Sundance Unit 1. See Note 7 for further details.

B. Kent Hills 3 Wind Project
During 2017, a subsidiary of TransAlta Renewables, Kent Hills Wind LP ("KHWLP"), entered into a long-term contract with New Brunswick Power Corporation (“NB Power”) for the sale of all power generated by an additional 17.25 MW of capacity from the Kent Hills 3 expansion wind project. At the same time, the term of the Kent Hills 1 contract with NB Power was extended from 2033 to 2035, matching the life of the Kent Hills 2 and Kent Hills 3 wind projects.

On Oct. 19, 2018, TransAlta Renewables announced that the expansion is fully operational, bringing total generating capacity of the Kent Hills wind farm to 167 MW.

C. Acquisition of Two US Wind Projects
On Feb. 20, 2018, TransAlta Renewables announced it had entered into an arrangement to acquire two construction-ready projects in the Northeastern United States. The wind development projects consist of: i) a 90 MW project located in Pennsylvania that has a 15-year PPA with Microsoft Corp. ("Big Level"), and ii) a 29 MW project located in New Hampshire with two 20-year PPAs ("Antrim") (collectively, the "US Wind Projects"), with counterparties that have Standard & Poor's credit ratings of A+ or better.  The commercial operation date for both projects is expected during the second half of 2019. A subsidiary of TransAlta acquired Big Level on Feb. 20, 2018,and the acquisition of Antrim remains subject to certain closing conditions, including the receipt of a favourable regulatory ruling. The Corporation expects the Antrim acquisition to close in early 2019.
On April 20, 2018, TransAlta Renewables completed the acquisition of an economic interest in the US Wind Projects from a subsidiary of TransAlta (“TA Power”). Pursuant to the arrangement, a TransAlta subsidiary owns the US Wind Projects directly and TA Power issued to TransAlta Renewables tracking preferred shares that pay quarterly dividends based on the pre-tax net earnings of the US Wind Projects. The tracking preferred shares have preference over the common shares of TA Power held by TransAlta, in respect of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of TA Power. The construction and acquisition costs of the two US Wind Projects are expected to be funded by TransAlta Renewables and a $25 million promissory note receivable and are estimated to be US$240 million. TransAlta Renewables will fund these costs either by acquiring additional preferred shares issued by TA Power or by subscribing for interest-bearing notes issued by the project entity. The proceeds from the issuance of such preferred shares or notes will be used exclusively in connection with the acquisition and construction of the US Wind Projects. TransAlta Renewables expects to fund these acquisition and construction costs using its existing liquidity and tax equity.
During the year ended Dec. 31, 2018, TransAlta Renewables funded approximately $61 million (US$48 million) of construction costs. On Jan. 2, 2019, TransAlta Renewables funded an additional $45 million (US$33 million) of construction costs.
D. TransAlta Renewables Acquires Three Renewable Assets from the Corporation
On May 31, 2018, TransAlta Renewables acquired from a subsidiary of the Corporation an economic interest in the 50 MW Lakeswind wind farm in Minnesota and 21 MW of solar projects located in Massachusetts ("Mass Solar") through the subscription of tracking preferred shares of a subsidiary of the Corporation. In addition, TransAlta Renewables acquired from a subsidiary of the Corporation ownership of the 20 MW Kent Breeze wind farm located in Ontario. The total purchase price for the three assets was approximately $166 million, including the assumption of $62 million of tax equity obligations and project debt, for net cash consideration of $104 million. The Corporation continues to operate these assets on behalf of TransAlta Renewables.

The acquisition of Kent Breeze was accounted for by TransAlta Renewables as a business combination under common control, requiring the application of the pooling of interests method of accounting, whereby the assets and liabilities acquired were recognized at the book values previously recognized by TransAlta at May 31, 2018, and not at their fair values. As a result, the Corporation recognized a transfer of equity from the non-controlling interests in the amount of $1 million in 2018.
On June 28, 2018, TransAlta Renewables subscribed for an additional $33 million of tracking preferred shares of a subsidiary of the Corporation related to Mass Solar, to fund the repayment of Mass Solar's project debt.

In connection with these acquisitions, the Corporation recorded a $12 million impairment charge, of which $11 million was recorded against PP&E and $1 million against intangibles. See Note 7 for further details.

E. TransAlta Renewables Closes $150 Million Offering of Common Shares
On June 22, 2018, TransAlta Renewables closed a bought deal offering of 11,860,000 common shares through a syndicate of underwriters (the "Offering"). The common shares were issued at a price of $12.65 per common share for gross proceeds of approximately $150 million ($144 million of net proceeds).

The net proceeds were used to partially repay drawn amounts under TransAlta Renewables' credit facility, which was drawn in order to fund recent acquisitions. The additional liquidity under the credit facility is to be used for general corporate purposes, including ongoing construction costs associated with the US Wind Projects, described in 4(C) above.

The Corporation did not purchase any additional common shares under the Offering and, following the closing, owned 161 million common shares, representing approximately 61 per cent of the outstanding common shares of TransAlta Renewables. See Note 12 for further details of TransAlta's ownership of TransAlta Renewables.

F. $345 Million Financing
On July 20, 2018, the Corporation monetized the payments under the OCA with the Government of Alberta by closing a $345 million bond offering through its indirect wholly owned subsidiary, TransAlta OCP LP ("TransAlta OCP"). The offering was a private placement that was secured by, among other things, a first ranking charge over the OCA payments payable by the Government of Alberta. The amortizing bonds bear interest at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030. The bonds have a rating of BBB, with a Stable trend, by DBRS. Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

The net proceeds were used to partially repay the 6.40 per cent debentures, as described below.

G. Early Redemption of $400 Million of Debentures
On Aug. 2, 2018, the Corporation early redeemed all of its then outstanding 6.40 per cent debentures, due Nov. 18, 2019, for the principal amount of$400 million. The redemption price was approximately $425 million in aggregate, including a prepayment premium and accrued and unpaid interest. See Note 22 for further details.

H. Normal Course Issuer Bid
On March 9, 2018 the Corporation announced that the Toronto Stock Exchange ("TSX") accepted the notice filed by the Corporation to implement a normal course issuer bid ("NCIB") for a portion of its common shares. Pursuant to the NCIB, the Corporation may repurchase up to a maximum of 14,000,000 common shares, representing approximately 4.86 per cent of issued and outstanding common shares as at March 2, 2018. Purchases under the NCIB may be made through open market transactions on the TSX and any alternative Canadian trading platforms on which the common shares are traded, based on the prevailing market price. Common shares purchased under the NCIB are cancelled.

The period during which TransAlta is authorized to make purchases under the NCIB commenced on March 14, 2018, and ends on March 13, 2019, or such earlier date on which the maximum number of common shares are purchased under the NCIB or the NCIB is terminated at the Corporation's election.

Under TSX rules, not more than102,039 common shares (being 25 per cent of the average daily trading volume on the TSX of 408,156 common shares for the six months ended February 28, 2018) can be purchased on the TSX on any single trading day under the NCIB, with the exception that one block purchase in excess of the daily maximum is permitted per calendar week.

During the year ended Dec. 31, 2018, the Corporation purchased and cancelled 3,264,500 common shares at an average price of $7.02 per common share, for a total cost of $23 million. See Note 24 for further details. Further transactions, if any, under the NCIB will depend on market conditions. The Corporation retains discretion whether to make purchases under the NCIB, and to determine the timing, amount and acceptable price of any such purchases, subject at all times to applicable TSX and other regulatory requirements.

I. Early Redemption of Senior Notes
On March 15, 2018, the Corporation early redeemed all of its outstanding 6.650 per cent US $500 million senior notes due May 15, 2018, for approximately $617 million (US$516 million). A $5 million early redemption premium was recognized in net interest expense. See Note 22 for further details.

J. Balancing Pool Provides Notice to Terminate the Alberta Sundance Power Purchase Arrangements
On Sept 18. 2017, the Corporation received formal notice from the Balancing Pool for the termination of the Sundance B and C PPAs effective March 31, 2018.

This announcement was expected and the Corporation took steps to re-take dispatch control for the units effective March 31, 2018.  Pursuant to a written agreement, the Balancing Pool paid the Corporation approximately $157 million on March 29, 2018. The Corporation is disputing the termination payment it received. The Balancing Pool excluded certain mining assets that the Corporation believes should be included in the net book value calculation for an additional termination payment of $56 million. The dispute is currently proceeding through the PPA arbitration process.

K. Notice of Termination of South Hedland Power Purchase Agreement from Fortescue Metals Group Limited
On Nov. 13, 2017, the Corporation announced that TEC Hedland Pty Ltd ("TEC Hedland"), a subsidiary of the Corporation, received formal notice of termination of the South Hedland Power Purchase Agreement ("South Hedland PPA") from a subsidiary of Fortescue Metals Group Limited ("FMG"). The South Hedland PPA allows FMG to terminate the agreement if the power station has not reached commercial operation within a specified time period. FMG continues to be of the view that South Hedland Power Station has yet to achieve commercial operation.

The Corporation believes that all conditions required to establish commercial operations, including all performance conditions, have been achieved under the terms of the South Hedland PPA. These conditions include receiving a commercial operation certificate, successfully completing and passing certain test requirements, and obtaining all permits and approvals required from the North West Interconnected System and government agencies. Confirmation of commercial operation has been provided by independent engineering firms, as well as by Horizon Power, the state-owned utility. The Corporation is taking all steps necessary to protect its interests in the facility and ensure all cash flows promised under the South Hedland PPA are realized. The South Hedland Power Station has been fully operational and able to meet FMG’s requirements under the terms of the South Hedland PPA since July 2017.

TEC Hedland commenced proceedings in the Supreme Court of Western Australia on Dec. 4, 2017, to recover amounts invoiced under the South Hedland PPA.

L. Re-acquisition of Solomon Power Station
On Aug. 1, 2017, the Corporation received notice of FMG’s intention to repurchase the Solomon Power Station from TEC Pipe Pty Ltd. ("TEC Pipe"), a wholly owned subsidiary of the Corporation, for approximately US$335 million. FMG completed its acquisition of the Solomon Power Station on Nov. 1, 2017, and TEC Pipe received US$325 million as consideration. FMG has held back the balance from the purchase price. It is the Corporation’s view that this should not have been held back and the Corporation is taking action in the Supreme Court of Western Australia to recover all, or a significant portion of, this amount from FMG.

M. TransAlta Renewables' $260-Million Project Financing of New Brunswick Wind Assets and Early Redemption of Outstanding Debentures
On Oct. 2, 2017, TransAlta Renewables announced that its indirect majority-owned subsidiary, KHWLP, closed an approximate $260 million bond offering, secured by, among other things, a first ranking charge over all assets of KHWLP. The bonds are amortizing and bear interest at a rate of 4.454 per cent, payable quarterly, and mature on Nov. 30, 2033. A portion of the net proceeds was used to fund a portion of the construction costs for the 17.25 MW Kent Hills 3 wind project. The remaining proceeds were advanced to its subsidiary Canadian Hydro Developers, Inc. ("CHD") and to Natural Forces Technologies Inc., KHWLP’s partner, which owns approximately 17 per cent of KHWLP. Proceeds of $31 million are classified as restricted cash as at Dec. 31, 2018, relating to the construction reserve account, and will be released upon certain conditions being met, which are expected to be finalized in Q1 2019.

At the same time, CHD, a wholly owned subsidiary of TransAlta Renewables, provided notice that it would be early redeeming all of its unsecured debentures. The debentures were scheduled to mature in June 2018. On Oct. 12, 2017, CHD redeemed the unsecured debentures for $201 million, which included the principal of $191 million, an early redemption premium of $6 million and accrued interest of $4 million. The $6 million early redemption premium was recognized in net interest expense for the year ended Dec. 31, 2017.

N. Series E and C Preferred Share Conversion Results and Dividend Rate Reset
On Sept. 17, 2017, the Corporation announced that the minimum election notices received did not meet the requirements to give effect to the conversion of its Series E Preferred Shares into Series F Preferred Shares. As a result, none of the Series E Preferred Shares were converted into Series F Preferred Shares on Sept. 30, 2017, and the dividend rate remains fixed for the subsequent five-year period. See Note 25 for further details.

On June 16, 2017, the Corporation announced that the minimum election notices received did not meet the requirements to give effect to the conversion of its Series C Preferred Shares into the Series D Preferred Shares. As a result, none of the Series C Preferred Shares were converted into Series D Preferred Shares on June 30, 2017, and the dividend remains fixed for the subsequent five-year period. See Note 25 for further details.

O. Alberta Off-Coal Agreement

On Nov. 24, 2016, the Corporation announced that it had entered into an agreement with the Government of Alberta (the “Government”) on transition payments for the cessation of coal-fired emissions from the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030.

Under the terms of the OCA, the Corporation will receive annual cash payments of approximately $37 million, net to the Corporation, commencing in 2017 and terminating in 2030.  Receipt of the payments is subject to certain terms and conditions.  The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030.  Other conditions include: maintaining prescribed spending on investment and investment-related activities in Alberta; maintaining a significant business presence in Alberta (including through the maintenance of prescribed employment levels); and maintaining spending on programs and initiatives to support the communities surrounding the plants, the employees of the Corporation negatively impacted by the phase-out of coal generation and fulfilling all obligations to affected employees.  The affected plants are not, however, precluded from generating electricity at any time by any method, other than the combustion of coal.

The Corporation also entered into a Memorandum of Understanding with the Government to collaborate and co-operate in the development of a policy framework to facilitate coal-to-gas fired conversions and renewable electricity development, and ensure existing generation is able to effectively participate in a future capacity market to be developed for the Province of Alberta.

P. Force Majeure Relief - Keephills 1

Keephills 1 tripped off-line on March 5, 2013, due to a suspected winding failure within the generator. After extensive testing and analysis, it was determined that a full rewind of the generator stator was required. After completing the repairs, the unit returned to service on Oct. 6, 2013. The Corporation claimed force majeure relief on March 26, 2013. The buyer, ENMAX, disputed the claim of force majeure, which triggered the need for an arbitration hearing that took place in May 2016. On Nov. 18, 2016, the Corporation announced that the independent arbitration panel confirmed the Corporation’s claim for force majeure relief. Accordingly, the Corporation reversed a provision of approximately $94 million in 2016. The buyer and the Balancing Pool are seeking to set the arbitration panel’s decision aside in the Court of Queen’s Bench of Alberta. This application is scheduled to be heard from Feb. 27, 2019 to Mar. 1, 2019.
Q. Poplar Creek Financing

On Dec. 7, 2016, the Corporation announced that its indirect wholly owned subsidiary, TAPC Holdings LP, which holds the Corporation’s interest in the Poplar Creek cogeneration facility, completed the private placement of a $202.5 million aggregate principal amount of senior secured floating rate bonds. The bonds, which mature on Dec. 31, 2030, are secured by a first ranking charge over the equity interests of the issuer of such bonds. The bonds are amortizing and bear interest for each quarterly interest period at a rate per annum equal to the three-month Canadian Dollar Offered Rate in effect on the first day of such quarterly interest period plus 395 basis points.
R. Mississauga Cogeneration Facility NUG Contract

On Dec. 22, 2016, the Corporation announced it had signed the Non-Utility Generator Contract (the "NUG Contract") with the Ontario Independent Electricity System Operator (the “IESO”) for its Mississauga cogeneration facility. The NUG Contract was effective on Jan. 1, 2017, and, in conjunction with the execution of the NUG Contract, the Corporation agreed to terminate, effective Dec. 31, 2016, the facility’s existing contract with the Ontario Electricity Financial Corporation, which would have otherwise terminated in December 2018. In December 2018, TransAlta exercised its option to terminate its agreement with Boeing Canada Inc. effective Dec. 31, 2021. TransAlta is required to remove the plant and restore the site within the three-year time frame.
The NUG Contract provided the Corporation with fixed monthly payments until Dec. 31, 2018, with no delivery obligations. Further details on the NUG Contract and its impact to these financial statements can be found in Note 9(C).
S. Wintering Hills Assets Held for Sale

The Corporation acquired its interest in Wintering Hills in 2015 in connection with the restructuring of the arrangements associated with its Poplar Creek cogeneration facility. At Dec. 31, 2016, the criteria for Wintering Hills to be classified as held for sale were met. The assets held for sale are measured at the lower of carrying amount and fair value less costs to sell. Accordingly, the Corporation recorded an impairment charge of $28 million in 2016, included in the Wind and Solar segment. Wintering Hills was sold on March 1, 2017, for net proceeds to the Corporation of $61 million.
T. Project Financing of a Quebec Wind Asset by TransAlta Renewables

On June 3, 2016, TransAlta Renewables' indirect wholly owned subsidiary, New Richmond Wind L.P. (the “NRWLP”), closed a bond offering of approximately $159 million, which is secured by a first ranking charge over all assets of the NRWLP. The bonds are amortizing and bear interest at a rate of 3.963 per cent, payable semi-annually, and mature on June 30, 2032.
U. Investment in, and Acquisition by, TransAlta Renewables of the Sarnia Cogeneration Plant, Le Nordais Wind Farm and Ragged Chute Hydro Facility (the “Canadian Assets”)

On Jan. 6, 2016, TransAlta Renewables completed its investment in an economic interest based on the cash flows of the Corporation’s Canadian Assets for a combined aggregate value of approximately $540 million. The Canadian Assets consist of approximately 611 MW of highly contracted power generation assets located in Ontario and Québec.
As consideration, TransAlta Renewables provided to the Corporation $173 million in cash, issued 15,640,583 common shares with an aggregate value of $152 million and issued a $215 million convertible unsecured subordinated debenture. On Nov. 9, 2017, TransAlta Renewables repaid the debentures early, for $218 million in total, comprised of principal of $215 million and accrued interest of $3 million. The convertible debenture was scheduled to mature on Dec. 31, 2020.
TransAlta Renewables funded the cash proceeds through the public issuance of 17,692,750 subscription receipts at a price of $9.75 per subscription receipt. Upon the closing of the transaction, each holder of subscription receipts received, for no additional consideration, one common share of TransAlta Renewables and a cash dividend equivalent payment of $0.07 for each subscription receipt held. As a result, TransAlta Renewables issued 17,692,750 common shares and paid a total dividend equivalent of $1 million. Share issuance costs amounted to $8 million, net of $2 million income tax recovery.
On Nov. 30, 2016, TransAlta Renewables acquired direct ownership of the Canadian Assets from the Corporation for a purchase price of $520 million by issuing a promissory note.  At the same time, the Corporation’s subsidiary redeemed the preferred shares that it had issued to TransAlta Renewables in January 2016 when TransAlta Renewables acquired an economic interest in the Canadian Assets as described above for $520 million. The two transactions were subject to a set-off arrangement and resulted in no cash payments. TransAlta Renewables also acquired working capital and certain capital spares totalling $19 million through the issuance of a non-interest bearing loan payable to the Corporation.
The acquisition of the Canadian Assets was accounted for by TransAlta Renewables as a business combination under common control, requiring the application of the pooling of interests method of accounting, whereby the Canadian Assets’ assets and liabilities acquired were recognized at the book values previously recognized by TransAlta at Nov. 30, 2016, and not at their fair values. As a result, the Corporation recognized a transfer of equity from the non-controlling interests in the amount of $38 million in 2016.